SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2004
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

ITEM 7.	STATEMENTS AND EXHIBITS.

(c)	The following exhibit is being furnished with this report:

Exhibit 99.1	Financial table containing line items for the Enterprise Storage and Server division and the Software division within HP's Enterprise Systems Group.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

HP is furnishing the financial table contained in Exhibit 99.1 to provide additional detail of results within its Enterprise Storage Group. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 20, 2004	By:	/s/ Jon E. Flaxman

	Name:	Jon E. Flaxman
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial table containing line items for the Enterprise Storage and Server division and the Software division within HP's Enterprise Systems Group.